Exhibit 10.42

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED

MIRANT SERVICES

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Mirant Services, LLC (the “Company”) heretofore adopted the Mirant Services Supplemental Executive Retirement Plan (the “Plan”), effective June 25, 1998, and subsequently amended and restated the Plan effective as of April 2, 2001; and

WHEREAS, the Board of Managers has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the “Committee”); and

WHEREAS, the Committee desires to remove all references to a “Change in Control” from the Plan effective as of August 27, 2004; and

WHEREAS, the Committee has determined that the above amendments would not have a material effect on the cost of the Plan.

NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of August 27, 2004:

I.

Section 2.8 of the Plan is hereby amended in its entirety to read as follows:

“2.8         [Deleted]”

II.

Section 5.8 of the Plan is hereby amended in its entirety to read as follows:

“5.8         [Deleted]”

III.

Section 6.2 of the Plan is hereby amended in its entirety to read as follows:

“6.2         Amendment and Termination.  The Plan may be amended or terminated at any time by the Board of Managers, provided that no amendment or termination shall cause a forfeiture or reduction in any Accrued SERP Benefits as of the date of such amendment or termination.”

IV.

Except as amended herein by this Fourth Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this Fourth Amendment.

IN WITNESS WHEREOF, Mirant Services, LLC, through its duly authorized officer pursuant to a unanimous consent of the Committee dated September 29, 2004, has adopted this Fourth Amendment to the Mirant Services Supplemental Executive Retirement Plan on this 29th day of September, 2004, to be effective August 27, 2004.

MIRANT SERVICES, LLC:

By:
Vance N. Booker
SVP, Administration